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                                                                   EXHIBIT 10.38

                              AMENDMENT FOUR TO THE
                         TANDY BRANDS ACCESSORIES, INC.
                            EMPLOYEES INVESTMENT PLAN


         WHEREAS, Tandy Brands Accessories, Inc. (the "Company") previously established the Tandy Brands Accessories, Inc. Employees Investment Plan (the "Plan") effective as of January 1, 1991; and

         WHEREAS, the Plan provides at Section 15.1 that the Company reserves the right to amend the Plan; and

         WHEREAS, the Plan has been amended from time to time since its establishment; and

         WHEREAS, the Plan requires amendment to incorporate model amendments issued by the Internal Revenue Service relating to minimum required distributions under the Plan, which are required to be adopted no later than the last day of the Plan Year beginning on or after January 1, 2003, with an effective date of the first day of the Plan Year; and

         WHEREAS, the Plan was previously amended effective July 1, 2003 to provide for a short Plan Year beginning on July 1, 2003 and ending on December 31, 2003; and

         WHEREAS the Company wishes to amend the Plan to clarify administrative provisions relating to dividends paid on behalf of Company Stock in the Plan.

         NOW THEREFORE, the Plan is hereby amended effective as of the dates noted herein, as follows:

         1. A new Article XX is hereby added to the Plan effective July 1, 2003, to read as follows:

                                   ARTICLE XX

                        MINIMUM DISTRIBUTION REQUIREMENTS

                  20.1 General Rules:

                           (a) Effective Date: The provisions of this Article
                  will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

                           (b) Precedence: The requirements of this Article will
                  take precedence over any inconsistent provisions of the Plan, including the provisions of Section 13.2.



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                           (c) Requirements of Treasury Regulations
                  Incorporated: All distributions required under this Article will be determined and made in accordance with the Treasury regulations under Code Section 401(a)(9).

                           (d) TEFRA Section 242(b)(2) Elections:
                  Notwithstanding the other provisions of this Article, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

                  20.2 Time and Manner of Distribution:

                           (a) Required Beginning Date: The Participant's entire
                  interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

                           (b) Death of Participant Before Distributions Begin:
                  If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                                    (i) If the Participant's surviving spouse is
                           the Participant's sole Designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                                    (ii) If the Participant's surviving spouse
                           is not the participant's sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                                    (iii) If there is no Designated Beneficiary
                           as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                                    (iv) If the Participant's surviving spouse
                           is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 20.2(b), other than Section 20.2(b)(i), will apply as if the surviving spouse were the Participant.

                           For purposes of this Section 20.2(b) and Section
                  20.4, unless Section 20.2(b)(iv) applies, distributions are considered to begin on the Participant's Required Beginning Date. If Section 20.2(b)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 20.2(b)(i). If distributions under an annuity



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                  purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 20.2(b)(i)), the date distributions are considered to begin is the date distributions actually commence.

                           (c) Forms of Distribution: Unless the Participant's
                  interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections
                  20.3 and 20.4. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Treasury regulations.

                  20.3 Required Minimum Distributions During Participant's
         Lifetime:

                           (a) Amount of Required Minimum Distribution For Each
                  Distribution Calendar Year: During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

                                    (i) the quotient obtained by dividing the
                           Participant's Account balance by the distribution period in the Uniform Lifetime Table set forth in
                           Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

                                    (ii) if the Participant's sole Designated
                           Beneficiary for the Distribution Calendar Year is the Participant's spouse, the quotient obtained by dividing the Participant's Account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the Distribution Calendar Year.

                           (b) Lifetime Required Minimum Distributions Continue
                  Through Year of Participant's Death: Required minimum distributions will be determined under this Section 20.3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

                  20.4 Required Minimum Distributions After Participant's Death:

                           (a) Death On or After Date Distributions Begin:

                                    (i) Participant Survived by Designated
                           Beneficiary: If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account balance by the



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                           longer of the remaining life expectancy of the
                           Participant or the remaining life expectancy of the Participant's Designated Beneficiary, determined as follows:

                                             (1) The Participant's remaining
                                    life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                                            (2) If the Participant's surviving
                                    spouse is the Participant's sole Designated
                                    Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                                            (3) If the Participant's surviving
                                    spouse is not the Participant's sole
                                    Designated Beneficiary, the Designated
                                    Beneficiary's remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

                                    (ii) No Designated Beneficiary: If the
                           Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                           (b) Death Before Date Distributions Begin:

                                    (i) Participant Survived by Designated
                           Beneficiary: If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account balance by the remaining life expectancy of the Participant's Designated Beneficiary, determined as provided in Section 20.4(a).

                                    (ii) No Designated Beneficiary: If the
                           Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death,



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                           distribution of the Participant's entire interest
                           will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                                    (iii) Death of Surviving Spouse Before
                           Distributions to Surviving Spouse Are Required to
                           Begin: If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 20.2(b)(i), this Section 20.4(b) will apply as if the surviving spouse were the Participant.

                  20.5 Definitions: For purposes of this Article XX, the following definitions shall apply:

                           (a) Designated Beneficiary: The individual who is
                  designated as the Beneficiary under Section 8.1 of the Plan and is the Designated Beneficiary under Code Section 401(a)(9) and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

                           (b) Distribution Calendar Year: A calendar year for
                  which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 20.2(b). The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

                           (c) Life expectancy: Life expectancy as computed by
                  use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

                           (d) Participant's Account balance: The Account
                  balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year ("Valuation Calendar Year") increased by the amount of any contributions made and allocated or Forfeitures allocated to the Account balance as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. The Account balance for the Valuation Calendar Year includes any amounts rolled over or transferred to the Plan either in the Valuation Calendar Year or in the Distribution Calendar Year if distributed or transferred in the Valuation Calendar Year.



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                           (e) Required Beginning Date: The date specified in
                  Section 13.2 of the Plan.

         2. Section 5.2 of the Plan is hereby amended effective January 1, 2004 by adding a new subsection (d) to read as follows:

                  (d) Dividends and Earnings on Company Stock. Any cash dividends or other cash income accrued with respect to Company Stock allocated to a Participant's Individual Account (whether or not applicable to the Frozen Company Stock Fund) on the record date on which the cash dividend was declared or the date the other cash income was accrued, and any income attributable to the cash dividend or other income, shall be allocated to the Participant's Individual Account and shall be made available to the Participant for investment in the same manner as provided by Section 14.5.

         IN WITNESS WHEREOF, this Amendment has been executed this 22nd day of December, 2003.


                                    TANDY BRANDS ACCESSORIES, INC.


                                    By:      /s/ Stan Ninemire
                                        ---------------------------------------
                                    Name:       Stan Ninemire
                                          -------------------------------------
                                    Title:   Administrative Committee Member
                                           ------------------------------------



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